SECTION 1350 CERTIFICATION

       In connection with the quarterly report of InZon Corporation (formerly W-J International, Ltd.) ("Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section 1350) that to their knowledge:

1.	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 21, 2006             By: /s/ David F. Levy
                                    ------------------
		 		    	David F. Levy, President
                                        Principal Executive Officer


Dated: May 21, 2006              By: /s/ Richard Dea
                                     ----------------
		 		    	Richard Dea, Chief Financial Officer